UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE MILESTONE FUNDS
(Name of Registrant as Specified In Its Charter)

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THE MILESTONE FUNDS

Treasury Obligations Portfolio

November 17, 2008

Dear Shareholder:

The Milestone Funds (the "Trust") will host a Special Meeting of Shareholders on December 19, 2008 at 2:00 p.m., Eastern time, to approve a new investment advisory agreement between the Trust, on behalf of the Treasury Obligations Portfolio, a series of the Trust, and Milestone Capital Management, LLC (the "Adviser") (the "New Advisory Agreement"). Approval of a new agreement is necessary because Ms. Janet Hanson, a controlling owner of the Adviser, is divesting herself of her ownership interest. This divestiture, when it occurs, will result in the termination of the current advisory agreement between the Trust and the Adviser. Approval of the New Advisory Agreement by shareholders will permit the Adviser to continue to serve as investment adviser to the Fund without interruption.

The following are important facts related to the events described above:

•  The advisory fees applicable to the Fund will not increase under the New Advisory Agreement.

•  There will be no change in the portfolio management of the Fund.

•  There will be no change in the Fund's investment objective and policies.

•  The Adviser's status as a "women owned" entity will remain unchanged.

•  There will be no change in the majority ownership of the Adviser.

The enclosed Proxy Statement discusses the proposal in detail. As a shareholder of the Fund, you are asked to review the Proxy Statement and to cast your vote on the proposal. The Board of Trustees of the Trust recommends that you vote FOR the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  In person: Attend the special shareholder meeting on December 19, 2008.

Your vote is very important to us no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage-paid envelope. If you have any questions about the proposal or the voting instructions, please call us at 1-800-941-MILE (6453) or call our proxy solicitor at 1-800-581-5238.

Thank you for your response and for your continued investment in the Fund.

Very truly yours,

––––––––––––––––––––––––––––––––––––	––––––––––––––––––––––––––––––––––––

Leigh L. Carleton President and Chief Executive Officer The Milestone Funds	Marc H. Pfeffer Chief Financial Officer The Milestone Funds

THE MILESTONE FUNDS

Treasury Obligations Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 19, 2008

A Special Meeting of Shareholders (the "Meeting") of the Treasury Obligations Portfolio (the "Fund"), the only series of The Milestone Funds (the "Trust"), will be held at the offices of Milestone Capital Management, LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, on December 19, 2008 at 2:00 p.m. Eastern time.

Shareholders of the Fund are being asked to vote on a proposal to approve a new advisory agreement with Milestone Capital Management, LLC.

The Board of Trustees of the Trust recommends that shareholders vote FOR the proposal.

You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on November 12, 2008 (the "Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

We will admit to the Meeting: (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-941-MILE (6453).

By order of the Board of Trustees,

––––––––––––––––––––––––––––––––––––

Lisa Hanratty Secretary The Milestone Funds

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the November 12, 2008 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal described in the Proxy Statement.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

As an alternative to mailing the proxy card to vote, you may vote in person. Any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust, however, may be voted only in person or by written proxy.

If we do not receive your completed proxy card(s) by November 30, 2008, our proxy solicitor may contact you.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons, as set forth in the voting instructions on the proxy cards, they will not be voted.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

What am I being asked to vote on?

You are being asked to vote on the approval of a new investment advisory agreement between the Trust, on behalf of the Treasury Obligations Portfolio, a series of the Trust, and Milestone Capital Management, LLC (the "Adviser") (the "New Advisory Agreement"). Approval of a new agreement is necessary because Ms. Janet Hanson, a controlling owner of the Adviser, is divesting herself of her ownership interest. This divestiture, when it occurs, will result in the termination of the current advisory agreement between the Trust and the Adviser (the "Current Advisory Agreement"). Approval of the New Advisory Agreement by shareholders will permit the Adviser to continue to serve as investment adviser to the Fund without interruption.

What will happen if shareholders do not approve the New Advisory Agreement?

By its terms, the divestiture agreement will become effective upon shareholder approval of the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement, the divestiture will not occur and the Current Advisory Agreement will not terminate. The Board of Trustees, however, will consider the significance of shareholders not approving the New Advisory Agreement and as it deems necessary, take such action in the best interest of the Fund and its shareholders, including selecting a new investment adviser.

How does the reorganization of the Adviser affect my Fund?

The Fund and its respective investment objective and policies will not change and there will be no change in the portfolio management of the Fund. You still own the same number of shares in the same Fund and the value of your investment will not change as a result of the reorganization. The New Advisory Agreement contains substantially identical terms as the Current Advisory Agreement.

How does the reorganization affect the Adviser?

The reorganization will have no affect on the Adviser's operations. The Adviser's status as a "women owned" entity will remain unchanged and there will be no change in the majority ownership of the Adviser. In addition, Ms. Leigh Carleton will remain Chief Executive Officer and Mr. Marc Pfeffer will remain Chief Investment Officer of the Adviser.

Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as the rate in effect under the Current Advisory Agreement.

How does the Fund's Board of Trustees recommend that I vote?

After careful consideration, the members of the Board of Trustees, including those Trustees who are not affiliated with the Fund, the Adviser, or Milestone Group Partners, LLC, recommend that you vote in favor of the New Advisory Agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation."

Will the Fund pay for this proxy solicitation?

Yes. The Fund will bear the cost of the proxy solicitation.

How do I vote my shares?

For your convenience, there are several ways you can vote:

•  By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

•  In Person: Attend the Meeting, as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-941-MILE (6453).

Whom should I call for additional information about this Proxy Statement?

If you need any help, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-941-MILE (6453) or call our proxy solicitor at 1-800-581-5238.

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THE MILESTONE FUNDS

Treasury Obligations Portfolio

115 East Putnam Avenue
Greenwich, Connecticut 06830

1-800-941-MILE (6453)

PROXY STATEMENT

For the Special Meeting of Shareholders
to be held on December 19, 2008

INTRODUCTION

These proxy materials, which include a Notice of Special Meeting of Shareholders, a Proxy Statement, and a proxy card, are being sent to the shareholders of the Treasury Obligations Portfolio (the "Fund"), a series of The Milestone Funds (the "Trust"), on behalf of the Trust's Board of Trustees (the "Board") in connection with a special meeting of shareholders of the Fund to be held at the offices of Milestone Capital Management, LLC, the Fund's investment adviser (the "Adviser" or "Milestone Capital"), 115 East Putnam Avenue, Greenwich, Connecticut 06830, on December 19, 2008 at 2:00 p.m. Eastern time and any adjournments thereof (the "Meeting").

Solicitation of Proxies

The Board is soliciting votes from shareholders of the Fund with respect to the proposal described in this Proxy Statement. The approximate mailing date of this Proxy Statement was November 19, 2008. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card.

Executed proxy cards that are unmarked will be voted to approve the proposal. At the Meeting, shareholders of the Fund will be asked:

1.  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "New Advisory Agreement").

2.  To transact any other business as may properly come before the Meeting.

The Board has set the close of business on November 12, 2008, as the record date ("Record Date"), and only shareholders of record on the Record Date will be entitled to vote on any proposals at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled "Voting Information."

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington DC 20549, at prescribed rates.

The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund's reports should direct all written requests to the attention of the Fund, at the offices of Milestone Capital Management, LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, or call toll-free 1-800-941-MILE (6453).

The form of the New Advisory Agreement is attached hereto as Exhibit A. The material terms of the New Advisory Agreement are described in the New Advisory Agreement below. The terms of the New Advisory Agreement are substantially identical to the terms of the current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Current Advisory Agreement").

By its terms, the divestiture agreement will become effective upon shareholder approval of the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement, the divestiture will not occur and the Current Advisory Agreement will not terminate. The Board of Trustees, however, will consider the significance of shareholders not approving the New Advisory Agreement and take such action as it deems necessary in the best interest of the Fund and its shareholders, including selecting a new investment adviser.

GENERAL INFORMATION

Payment of Solicitation Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Other Matters to Come Before the Meeting

The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold any meeting of shareholders other than the one discussed in this Proxy Statement. The Board will call a special meeting of shareholders of the Fund or class only if required under the Investment Company Act of 1940, as amended (the "1940 Act") or in its discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or class entitled to vote at such meeting. Shareholders who wish to submit proposals for inclusion at any future shareholder meeting should send their written proposals to the Fund's Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Adviser and Administrator

Milestone Capital Management, LLC, 115 East Putnam Avenue, Greenwich, Connecticut 06830, serves as the Fund's investment adviser and administrator pursuant to separate agreements. Either agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Milestone Capital on 60 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that Milestone Capital shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the relevant agreement.

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Advisory Services

Unless terminated, the Current Advisory Agreement continues in effect from year to year if its continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of voting on the agreement. The Current Advisory Agreement dated June 20, 1995, was last approved by shareholders on that date and was last continued by the Trustees on February 5, 2008.

For its services as the Fund's investment adviser, the Adviser receives a fee at an annual rate equal to 0.10% of the Fund's average daily net assets. The Adviser is responsible for payment of salaries of its portfolio manager and staff as well as other expenses necessary to the performance of its duties under the Current Advisory Agreement. The Adviser may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund without reimbursement from the Trust.

The Trust, on behalf of the Fund, is responsible for all expenses other than those expressly borne by the Adviser under the Current Advisory Agreement. The expenses borne by the Trust include, but are not limited to, the investment advisory fee, administration fee, transfer agent fee, custodian fee, costs of preparing, printing and delivering to shareholders the Trust's prospectuses, statements of additional information, shareholder reports, legal fees, auditing and tax fees, taxes, blue sky fees, SEC fees, compliance expenses, insurance expenses, and compensation of certain of the Trust's Trustees, officers and employees and other personnel performing services for the Trust.

The Adviser may voluntarily waive up to 100% of the advisory fee, and any other fees, of the Fund. At any time, however, the Adviser may rescind a voluntary fee waiver. For the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the Adviser received advisory fees of $2,181,507, $2,018,715 and $2,016,092, respectively. For the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the Adviser waived fees in the amount of $0, $0 and $96,597, respectively.

Officers, Control Persons, and Parent(s) of the Adviser

The following table shows the officers, control persons, and parents of the Adviser which will not change after the divestiture.

Name/Entity	Address	Title(s) or Status	Control Person
Milestone Group Partners, LLC	115 East Putnam Avenue, Greenwich, CT 06830	Owner	Y

Leigh L. Carleton	115 East Putnam Avenue, Greenwich, CT 06830	Chief Executive Officer/ Chief Legal Officer/ Chief Compliance Officer	Y

Marc H. Pfeffer	115 East Putnam Avenue, Greenwich, CT 06830	Chief Financial Officer/ Chief Investment Officer	Y

Administrative Services

Pursuant to an administration agreement, Milestone Capital provides management and administrative services necessary to the operation of the Trust (including, among other things, negotiating contracts and fees with, and monitoring of performance and billing of, the Fund's other service providers; and maintaining the Fund's books and records), and provides the Trust with general office facilities. As compensation for the

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administrative services that Milestone Capital performs, it receives a monthly fee calculated at the annual rate of 0.04% of the assets of the Fund taken as a whole, and allocated to each class based on the number of shareholders in that class, services provided, and other factors. This may result in each class being charged more or less than 0.04% of its respective assets for administration expenses. For the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, Milestone Capital received $872,602, $807,484 and $806,437, respectively, in fees as administrator of the Trust.

Pursuant to a sub-administration agreement, Milestone Capital has delegated certain of its duties as administrator to The Bank of New York (who also serves as the Trust's custodian and accounting agent) for which it pays The Bank of New York a fee.

The New Advisory Agreement

The terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement.

Differences Between the Current and New Advisory Agreement

A copy of the New Advisory Agreement marked to show the differences between it and the Current Advisory Agreement is included as Exhibit A. There are no substantive differences between the Current and the New Advisory Agreements.

Board Approval and Recommendation

In reaching its decision to approve the New Advisory Agreement, the Trustees, including all of the Independent Trustees, met at their regular meeting held on September 24, 2008, with personnel from the Adviser, to discuss the reorganization of the Adviser and the New Advisory Agreement.

In the course of their review which was substantially similar to their review of the Current Advisory Agreement on February 5, 2008, the Trustees considered their legal responsibilities, reviewed materials received from the Adviser, and considered the presentations by the Adviser. The Trustees considered whether such approval would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the New Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees considered whether the approval would be in the best interests of the Fund and their shareholders and took into account that the New Agreement was substantially identical in all material respects to the Current Advisory Agreement.

At the meeting, the Trustees discussed with counsel to the Trust their fiduciary duty under the 1940 Act in reviewing the New Advisory Agreement and their obligation to obtain all information relevant to their consideration thereof. The Board discussed the fees payable by the Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by Section 36(b) of the 1940 Act, the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the SEC and Congress, the criteria generally considered in evaluating the reasonableness of the fees, and lawsuits illustrating the courts' application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of the Fund as compared with a group of comparable funds, the annualized expense ratios as a percentage of average net assets of each fund in the comparison group, historical expense ratio comparisons, and certain financial information about Milestone Capital, including the profitability of the Fund to Milestone Capital. The Trustees also discussed with counsel to the Trust the comparability criteria for the Fund and the funds comprising the comparison group for the Fund.

Representatives from Milestone Capital discussed the firm's new ownership structure. The Board discussed Milestone Capital's profitability, the reorganization of the firm, its retention of key employees and its

4

evaluation of risks in the money market fund universe. The Board also reviewed the activities of the Chief Compliance Officer of the Trust and the activities of a similar officer of Milestone Capital.

After the Independent Trustees had met in executive session, the full Board concluded that, in light of the Trust's superior investment performance, the fees paid by the Fund (and the related profits to Milestone Capital) were fair, reasonable and consistent with those paid by similar institutional treasury and repo-only funds. The Board also concluded that the overall expense ratios and waivers applicable to the various classes of Portfolio shares demonstrated the benefits of economies of scale to shareholders. Accordingly, the Board, having determined that the Agreement (including the fees payable thereunder) was reasonable, fair and in the best interests of the Portfolio and its shareholders, approved the New Agreement and recommended that it be submitted to shareholders for their approval.

The Board of Trustees recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

VOTING INFORMATION

Voting Rights

The Board is soliciting your vote with respect to the proposal described in this Proxy Statement. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. As of the Record Date, 1,431,355,256.64 shares of the Trust were issued and outstanding, all of which were shares of the Fund. Each share or fractional share is entitled to one vote or a fraction thereof.

Exhibit B of this Proxy Statement sets forth the shareholders who beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date. Shareholders of the Fund may vote on the proposal as a single class regardless of the class of shares they own.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. Proxies may not be revoked by telephone.

The Trust expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal at the Meeting.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on the proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The custodian for shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans) will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted considering all shares of the Fund for which instructions are received.

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Quorum

A quorum is constituted by one-third of the Fund's shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Vote

Approval of the proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Abstentions will have the effect of a "no" vote on the proposal. Broker non-votes will have the effect of a "no" vote for the proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding Shares of a Fund.

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EXHIBIT A

THE MILESTONE FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ~~20th~~       day of ~~June, 1995,~~                           , 200 , between The Milestone Funds (the "Trust"), a statutory business trust organized under the laws of the State of Delaware with its principal place of business at ~~61 Broadway, Suite 2770, New York, New York 10006~~115 East Putnam Avenue, Greenwich CT 06830, and Milestone Capital Management, ~~L.P.~~LLC (the "Adviser"), a limited ~~partnership~~ liability company organized under the laws of the State of New York with its principal place of business at ~~One Odell Plaza, Yonkers, New York 10701.~~115 East Putnam Avenue, Greenwich CT 06830.

WHEREAS, the Trust is registered under the Investment ~~Trust~~ Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue its shares of beneficial interest, no par value, in separate series and classes; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A (each a "Portfolio" and collectively the "Portfolios") and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust and the Adviser agree as follows:

SECTION 1. THE TRUST; DELIVERY OF DOCUMENTS

The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its ~~Declaration of~~ Trust Instrument, Bylaws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectuses and statements of additional information relating to the ~~Portfolio~~ Portfolios contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust has delivered copies of the documents listed in this Section I and will from time to time furnish Adviser with any amendments thereof.

SECTION 2. APPOINTMENT

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the ~~Portfolio~~ Portfolios and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

SECTION 3. DUTIES OF THE ADVISER

(a)  The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the ~~Portfolio~~ Portfolios. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the ~~Portfolio~~ Portfolios. In all purchases, sales and other transactions in securities for the ~~Portfolio~~ Portfolios, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)  The Adviser will report to the Board at each meeting thereof all changes in the ~~Portfolio~~ Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Trust, the ~~Portfolio~~ Portfolios and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in ~~the~~ a Portfolio's holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the ~~Portfolio's~~ Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the ~~Portfolio~~ Portfolios as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for ~~the~~ a Portfolio, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the ~~Trusts Declaration of~~ Trust Instrument, Bylaws, Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of ~~the~~ each Portfolio.

(c)  The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

(d)  The Adviser shall maintain records relating to Portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the ~~Securities and Exchange~~ Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the ~~Trusts~~ Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

SECTION 4. EXPENSES

The Adviser shall be responsible for that portion of the net expenses of ~~the~~ each Portfolio (except interest, taxes, brokerage, fees and other expenses paid by the Portfolio in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Portfolio during each of the Portfolio's fiscal years or portion thereof that this Agreement is in effect which, as to the Portfolio, in any such year exceeds the limits applicable to the Portfolio under the laws or regulations of any state in which shares of the Portfolio are qualified for sale (reduced pro rata for any portion of less than a year).

The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: (i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) auditing, legal and compliance expenses; (vi) costs of the Trust's formation and maintaining its existence; (vii) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust's Trustees, officers, employees and other personnel performing services for the Trust who are not officers or affiliates of the Adviser, ~~of Forum. Financial Services, Inc.~~ or of affiliated persons of ~~either~~ the Adviser; (xi) costs of corporate meetings; (xii) registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) the fee payable hereunder and fees and out-of-pocket expenses payable ~~to Forum Financial Services, Inc.~~ under any ~~distribution,~~ administration or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act or otherwise.

SECTION 5. STANDARD OF CARE

The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services, the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust~~!~~'s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

SECTION 6. COMPENSATION

(a)  In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Portfolio, a fee at an annual rate set forth in Appendix A hereto. These fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of ~~the~~ a Portfolio's expenses as provided in Section 4 hereof, shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month. Payment of the advisory fee will be reduced or postponed, if necessary, with any adjustments made after the end of the year.

(b)  For purposes of calculating ~~the~~ each Portfolio's daily net assets in determining the fees payable hereunder there shall be excluded all holdings (and liabilities related to the purchase of holdings) in any registered open-end management investment company for which the Adviser acts as investment adviser. No fee shall be payable hereunder with respect to ~~the~~each Portfolio during any period in which the Portfolio invests all of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the Act.

SECTION 7. EFFECTIVENESS, DURATION AND TERMINATION

(a)  This Agreement shall become effective immediately upon approval by a majority of the outstanding voting securities of the Portfolio.

(b)  This Agreement shall remain in effect ~~for a period of twenty four months from the date of its execution~~ until December 19, 2010 and shall continue in effect as to each Portfolio for successive ~~twelve-month~~ one-year periods ~~(computed from each anniversary date of execution);~~thereafter, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

SECTION 8. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors or employees who may also be a Trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 9. SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this agreement by employing, subject to the Adviser's supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the Portfolio. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. MISCELLANEOUS

(a)  No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly~~.~~ authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of the Portfolio.

(b)  Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(c)  This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

(d)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)  The terms "vote of a majority of the outstanding voting securities~~"~~," "interested person~~"~~," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

(f)  The Trust is entering into this Agreement on behalf of the respective Portfolios severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Portfolio severally and not jointly. No Portfolio shall have any responsibility for any obligation of any other Portfolio arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(i)  any breach of any term of this Agreement regarding the Trust with respect to any one Portfolio shall not create a right or obligation with respect to any other Portfolio;

(ii)  under no circumstances shall the Adviser have the right to set off claims relating to a Portfolio by applying property of any other Portfolio; and

(iii)  the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Portfolio to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Portfolios, on the other hand, and (except as specifically provided above in this Paragraph (f)) is not intended to and shall not govern (i) the relationship between the Trust and any Portfolio or (ii) the relationships among the respective Portfolios.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE MILESTONE FUNDS

~~Janet Tiebout Hanson~~

––––––––––––––––––––––––––––––––––––

Leigh L. Carleton ~~Chair and~~ President and Chief Executive Officer

Milestone Capital Management, ~~L.P.~~LLC

~~Janet Tiebout Hanson~~

––––––––––––––––––––––––––––––––––––

Leigh L. Carleton President and Chief Executive Officer

THE MILESTONE FUNDS
INVESTMENT ADVISORY AGREEMENT

Appendix A

~~Portfolio of the Trust~~	~~Fee as a % of the Annual Average Daily Net Assets of the Portfolio~~
~~Treasury Obligations Portfolio~~	~~0.10 %~~
Portfolio of the Trust	Fee as a % of the Annual Average Daily Net Assets of the Portfolio
Treasury Obligations Portfolio	0.10%

As of                      , 200

EXHIBIT B

As of November 12, 2008, the Trustees and officers of the Fund in the aggregate owned less than one percent of the outstanding shares of the Fund. Also, as of that date, the shareholders listed below owned beneficially (to the knowledge of the Trust) more than five percent of the respective class of shares of the Fund:

Fund Class	Name	Address	Percent of Class
M5	US BANK NA	PO BOX 1787 MILWAUKEE, WI 53201	100.00%

M6	CAMCO C/O SI TRUST SERVICING	80 WEST STREET, SUITE 201 RUTLAND, VT 05701	100.00%

M7	MASTERCARD INTERNATIONAL INC	2000 PURCHASE ST PURCHASE, NY 10577	23.35%

M7	THE PITNEY BOWES BANK, INC.	ONE ELMCROFT ROAD STAMFORD, CT 06830	16.52%

M7	THE FIRST MARBLEHEAD CORPORATION	800 BOYLSTON ST, FLOOR 34 BOSTON, MA 02199	14.00%

M7	COLORADO STATE TREASURER	140 STATE CAPITOL BUILDING DENVER, CO 80203	12.48%

M7	LEVEL 3 COMMUNICATIONS, LLC	1025 ELDORADO BLVD BROOMFIELD, CO 80021	8.67%

M7	THE ROBERT WOOD JOHNSON FOUNDATION	ROUTE 1 & COLLEGE RD EAST PRINCETON, NJ 08543	6.73%

M8	HARE & CO	STIF MASTER NOTE DEPT ONE WALL ST 2ND FL NEW YORK, NY 10286	68.68%

M8	DUNHAM TRUST COMPANY	4777 CAUGHLIN PARKWAY RENO, NV 89519	14.67%

M8	BEAR STEARNS	1 METROTECH CENTER NORTH BROOKLYN, NY 11201	14.62%

M9	ILLINOIS PUBLIC TREASURERS	205 SOUTH FIFTH ST SPRINGFIELD, IL 62701-1490	28.53%

M9	HARE & CO	STIF MASTER NOTE DEPT ONE WALL ST 2ND FL NEW YORK, NY 10286	22.43%

M9	BEAR STEARNS	1 METROTECH CENTER NORTH BROOKLYN, NY 11201	15.79%

M9	ALAMEDA COUNTY TREASURER	1221 OAK ST 1ST FL OAKLAND, CA 94612-4222	6.65%

Form of PROXY CARD

THE MILESTONE FUNDS

TREASURY OBLIGATIONS PORTFOLIO

The undersigned shareholder of the Treasury Obligations Portfolio (the “Fund”), a series of The Milestone Funds (the “Trust”), hereby appoints Lisa Hanratty and Lucia Waterman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on Wednesday, November 12, 2008, at a Special Meeting of Shareholders to be held at the offices of Milestone Capital Management, LLC. (the “Adviser”), 115 East Putnam Avenue, Greenwich, Connecticut 06830, on December 19, 2008 at 2:00 p.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

Please mark boxes in blue or black ink.

1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Dated:

Signature(s)

Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope